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[LOGO OF METLIFE]                              INDIVIDUAL VARIABLE ANNUITY APPLICATION                SEND APPLICATION AND CHECK TO:
[Home Office Address (no correspondence)                                                   First MetLife Investors Insurance Company
200 Park Avenue . New York, NY 10166]                           [Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
First MetLife Investors variable Annuity Class VA                                                FOR ASSISTANCE CALL: THE SALES DESK
First MetLife Investors Variable Annuity Class VA - 4

PRODUCT SELECTION (PLEASE SELECT ONE)

[_] Class VA   [_] Class VA - 4

ACCOUNT INFORMATION

1. ANNUITANT

              John          J.                Doe
__________________________________________________________________________   Social
Name              (First)          (Middle)          (Last)                  Security Number  123               45          6789
                                                                                             ___________ -- __________ -- _________

                                                                             Sex [X] M [_] F   Date of Birth 4        12      58
                                                                                                             _______/_______/______
     123 Main street Anytown            IL       60001
__________________________________________________________________________   Phone  (708) 123-4567
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)                 _____ _______________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                             Social

__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

3. JOINT OWNER

                                                                             Social

__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

Mary J. Doc,                   123 Main Street, Anytown , IL,                Wife,             234    -56    -7890         100%
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Primary Name                   Address (Street - No P.O. Box)                Relationship       Social Security Number        %

                                                                                                      -     -
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Primary Name                   Address (Street - No P.O. Box)                Relationship       Social Security Number        %

                                                                                                      -     -
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Contingent Name                Address (Street - No P.O. Box)                Relationship       Social Security Number        %

                                                                                                      -     -
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Contingent Name                Address (Street - No P.O. Box)                Relationship       Social Security Number        %

ANNUITY PAYMENTS AND TERMINATION VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT,
ARE VARIABLE, MAY INCREASE OR DECREASE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
.. NON-QUALIFIED ...............[X]                                                        [_] Transfer  [_] Check  [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                          Payment $       10,000
                                                                                                   ____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______               Make Check Payable to
                                                                                           First MetLife Investors Investore Company

.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______                 Insurance Company
                                                                                          (Estimate dollar amount for transfers,
                                                                                          rollovers, etc.)

* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                        Minimum Initial Purchase Payment:
                                                                                            $5,000 Non-Qualified $2,000
                                                                                            Qualified-Class VA
                                                                                            $10,000 Non-Qualified/Qualified -
                                                                                             Class VA - 4

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RIDERS

7. BENEFIT RIDERS (Subject to age restrictions. Other restrictions may apply.)

THESE RIDERS MAY ONLY BE CHOSEN AT THE TIME OF APPLICATION. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE
OPTIONAL RIDERS. Once ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDER (Optional)
     GUARANTEED MINIMUM INCOME BENEFIT (GMIB)/1/
     [[_] GMIB Max IV]

     /1/  IF GMIB MAX IS CHOSEN, THE NY GMIB SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

2)   DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)

     [[_] Principal Protection (no additional charge)
     [_] Annual Step-Up]]

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [[X]] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [[X]] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Insurance Company, First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.



[/s/ John J. Doe, Owner]
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(Owner Signature & Title, Annuitant unless otherwise noted)



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(Joint Owner Signature & Title)



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(Signature of Annuitant if other than Owner)


Signed at           [Anytown,                   IL]                             Date         [November 11, 2000]
          ----------------------------------------------------------------------      ----------------------------------------------
                         (City)                            (State)


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10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [[X]] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [[X]] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.

         [/s/ Richard Roe]                                                      [(312) 456-7890]
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Agent's Signature                                                               Phone

[/s/ Richard Roe, #723]
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Agent's Name and Number

[456 Main Street, Anytown, IL 60001]
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Name and Address of Firm

[#723]
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State License ID Number

[1234567]
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Client Account Number

Home Office Program Information:
--------------------------------

Select one. Not all options may currently be offered; please check for availability. Once selected, the option cannot be changed.
Option A __________   Option B __________   Option C __________    Option D __________


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